Exhibit 10.2

AMENDMENT NUMBER FIVE TO BUSINESS FINANCING AGREEMENT

This AMENDMENT NUMBER FIVE TO BUSINESS FINANCING AGREEMENT (this “Amendment”), dated as of October 7, 2015, is entered into by and among WESTERN ALLIANCE BANK, an Arizona corporation, as successor in interest to BRIDGE BANK, NATIONAL ASSOCIATION (“Lender”), on the one hand, and LILIEN SYSTEMS, a California corporation (“Lilien”), SYSOREX GOVERNMENT SERVICES, INC., a Virginia corporation (“SGSI”), SYSOREX FEDERAL, INC., a Delaware corporation (“SFI”), SYSOREX GLOBAL HOLDINGS CORP., a Nevada corporation (“Parent”), SHOOM, INC., a California corporation (“Shoom”), and AIRPATROL CORPORATION, a Nevada corporation (“Air Patrol”) (Lilien, SGSI, SFI, Parent, Shoom, and Air Patrol are sometimes collectively referred to herein as “Borrowers” and each individually as a “Borrower”), on the other hand, with reference to the following facts:

A.            Borrowers and Lender previously entered into that certain Business Financing Agreement, dated as of March 15, 2013, as amended by that certain Amendment Number One to Business Financing Agreement, Waiver of Defaults and Consent, dated as of August 29, 2013, that certain Amendment Number Two to Business Financing Agreement, Waiver and Consent, dated as of May 13, 2014 to be effective as of April 16, 2014, that certain Amendment Number Three to Business Financing Agreement and Waiver of Defaults, dated as of December 31, 2014, and that certain Amendment Number Four to Business Financing Agreement dated as of April 29, 2015 (as so amended, the “Agreement”);

B.            Borrowers have requested that Lender make certain other changes to the financial covenants set forth in the Agreement, and Lender has agreed with such requests, subject to the terms and conditions set forth in this Amendment.

C.            All Subordinated Debt has been repaid in full.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree, effective as of September 30, 2015, as follows:

1.            Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.            Global Amendment to Agreement. The Agreement is hereby amended to replace all references to Bridge Bank, N.A. or Bridge Bank, National Association with Western Alliance Bank, an Arizona corporation, as successor in interest to Bridge Bank, National Association.

3.            Amendments to Section 4.12. Section 4.12 of the Agreement is hereby amended in its entirety as follows:

4.12	Maintain Borrowers’ combined financial condition as follows in accordance with GAAP, with compliance determined commencing with Borrowers’ financial statements for the period ended September 30, 2015:

(a)	Consolidated unrestricted cash balances at Lender at all times in an amount not less than $1,000,000, tested daily.

1

(b)	Adjusted EBITDA not at any time less than the amount set forth in the table below opposite the applicable date:

Fiscal Quarter Ending	Minimum Adjusted EBITDA

September 30, 2015	For the six fiscal month period ending on such date, -$1,500,000.

December 31, 2015	For the six fiscal month period ending on such date, -$1,000,000.

4.            Replacement Exhibit A. Exhibit A attached to the Agreement is hereby replaced with Exhibit A attached to this Amendment.

5.            Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions to the satisfaction of Lender:

(a)            Lender shall have received this Amendment, duly executed by Borrowers;

(b)            Lender shall have received payment of a $5,000 modification fee, which fee shall be fully-earned and non-refundable;

(c)             No Event of Default or Default shall have occurred and be continuing; and

(d)            All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement).

6.            Representations and Warranties. In order to induce Lender to enter into this Amendment, each Borrower hereby represents and warrants to Lender that:

(a)            No Event of Default or Default is continuing;

(b)            All of the representations and warranties set forth in the Agreement and in the Agreement are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement); and

(c)            This Amendment has been duly executed and delivered by Borrowers, and the Agreement continues to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

7.            Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

2

8.            Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

9.            No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default, whether or not known to Lender and whether or not existing on the date of this Amendment.

10.          Release.

(a)            Each Borrower hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. Each Borrower certifies that it has read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

(b)            Each Borrower understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if it should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, each Borrower acknowledges that it intends these consequences even as to claims for damages that may exist as of the date of this release but which it does not know exist, and which, if known, would materially affect its decision to execute this Agreement, regardless of whether its lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

11.          Reaffirmation of the Agreement. The Agreement as amended hereby and all agreements, instruments and documents executed in connection therewith (including without limitation, each Intellectual Property Security Agreement, each Collateral Pledge Agreement, and all other agreements, instruments and documents previously executed by New Borrowers prior to the date of this Amendment) remain in full force and effect.

[remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

LILIEN SYSTEMS,
a California corporation

By:	/s/ Nadia Ali
Name:	Nadir Ali
Title:	Chairman

SYSOREX GOVERNMENT SERVICES, INC.,
a Virginia corporation

By:	/s/ Wendy Loundermon
Name:	Wendy Loundermon
Title:	President and Chief Financial Officer

SYSOREX FEDERAL, INC.,
a Delaware corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	President

SYSOREX GLOBAL HOLDINGS CORP.,
a Nevada corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	President

SHOOM, INC.,
a California corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Director

AIRPATROL CORPORATION,
a Nevada corporation

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Director

[Signatures continue on the following page].

Amendment Number Five to Business Financing Agreement

WESTERN ALLIANCE BANK,
an Arizona corporation

By:	/s/ David Feiock
Name:	David Feiock
Title:	Vice President

Amendment Number Five to Business Financing Agreement

EXHIBIT A
TO
AMENDMENT NUMBER FIVE TO BUSINESS FINANCING AGREEMENT